Exhibit 10.1

AMENDMENT NO. 1 AND WAIVER AGREEMENT
THIS AMENDMENT NO. 1 AND WAIVER AGREEMENT (this “Agreement”) is made and entered into as of February 9, 2016, by and among LOWER LAKES TOWING LTD., a Canadian corporation, LOWER LAKES TRANSPORTATION COMPANY, a Delaware corporation, GRAND RIVER NAVIGATION COMPANY, INC., a Delaware corporation, and BLACK CREEK SHIPPING COMPANY, INC., a Delaware corporation (collectively, the “Borrowers”), the other Credit Parties signatory hereto, BANK OF AMERICA, N.A., as agent (in such capacity, the “Agent”) and documentation agent for the several financial institutions from time to time party to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”) and for itself as a Lender, and such Lenders.
RECITALS
WHEREAS, the Credit Parties, the Lenders party thereto, and the Agent entered into that certain Credit Agreement dated as of March 27, 2015 (the “Credit Agreement”).
WHEREAS, the Borrowers have requested that the undersigned Lenders and the Agent amend the Credit Agreement and waive certain Events of Default under the Credit Agreement, subject to the terms herein.
WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.
NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, covenant and agree as follow:
ARTICLE 1
AMENDMENTS

1.1New Definitions. Annex A to the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
““Advisor” has the meaning ascribed to it in the Second Lien Side Letter.”
““Second Lien Side Letter” means that certain letter agreement dated as of February 9, 2016, by and among Second Lien Agent, the Second Lien Lenders and the Credit Parties.”
1.2EBITDA. The definition of “EBITDA” appearing in Annex A to the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (c)(vii) of such definition and substituting in lieu thereof a comma (“,”), and (ii) inserting after the text “US$3,000,000 in the aggregate,” appearing in clause (c)(viii) of such definition, the following text “, (ix) legal fees incurred by such Person during such period in connection with the Third Amendment (as defined in the Second Lien Credit Agreement) in an aggregate amount not to exceed US$25,000, (x) the costs incurred by such Person and its Subsidiaries during such period in connection with the relocation of its chief executive office in 2016 to Jersey City, New Jersey, in an aggregate amount not to exceed US$100,000, and (xi) the out of pocket fees and expenses paid by such Person and its Subsidiaries during such period to the third party advisor engaged by such Person pursuant to the provisions of the Second Lien Side Letter (but excluding any other advisor or consultant engaged by such Person or any of its Subsidiaries) in an amount not to exceed US$600,000 in the aggregate.”

1.3Monthly Financials. Clause (a) of Annex E to the Credit Agreement is amended and restated

in its entirety as set forth below:
“(a) Monthly Financials. To Agent and Lenders, within (x) in the case of the Fiscal Months ending on March 31, 2016, April, 30, 2016, May 31, 2016, and June 30, 2016, thirty (30) days after the end of each such Fiscal Month, or (y) in the case of any other Fiscal Month, thirty-five (35) days after the end of each such Fiscal Month, financial information regarding Parent and its Subsidiaries, certified by the Chief Financial Officer of Parent, consisting of consolidated and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of income and cash flows for such Fiscal Month (and in the case of the Fiscal Month ending on May 31, 2016, unaudited statements of income and cash flows for the period from April 1, 2016 through May 31, 2016), setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (iii) a summary of the outstanding balance of all Permitted Intercompany Debt as of the last day of that Fiscal Month; provided, that such financial information shall be delivered within sixty (60) days after the first month in each Fiscal Year (other than the Fiscal Year ending March 31, 2016). Such financial information shall be accompanied by (A) a Compliance Certificate (as defined below) showing the calculations used in determining compliance with each of the Financial Covenants that is tested on a monthly basis and (B) the certification of the Chief Financial Officer of Parent that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) the financial position and results of operations of Parent and its Subsidiaries, on an unconsolidated and combined basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Parent shall deliver to Agent and Lenders, (1) in the case of the Fiscal Month ending May 31, 2016, on or before June 15, 2016, financial information regarding Parent and its Subsidiaries, certified by the Chief Financial Officer of Parent, consisting of consolidated and consolidating (x) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; and (y) unaudited statements of income and cash flows for the period from April 1, 2016 through May 31, 2016, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments), accompanied by (A) a Compliance Certificate showing the calculations used in determining compliance with each of the Financial Covenants that is tested on a monthly basis and (B) the certification of the Chief Financial Officer of Parent that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) the financial position and results of operations of Parent and its Subsidiaries, on an unconsolidated and combined basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; and (2) within (x) in the case of the Fiscal Months ending on March 31, 2016 through June 30, 2016, thirty (30) days after the end of each such Fiscal Month, or (y) in the case of any other Fiscal Month, thirty-five (35) days after the end of each such Fiscal Month, a management discussion and analysis that includes a comparison to budget for that Fiscal Month and a comparison of performance for that Fiscal Month to the corresponding period in the prior year.”

1.4Advisor Reports. Annex E to the Credit Agreement is amended by inserting the following new clause (t) immediately following clause (s) thereof:

“(t) Advisor Reports. To Agent and Lenders, copies of all reports and other written materials provided to any of the Credit Parties by the Advisor pursuant to the Second Lien Side Letter.”
1.5Minimum EBITDA. Annex G to the Credit Agreement is amended by inserting the following new clause (c) immediately following clause (b) thereof:

“(c) Minimum EBITDA. Rand shall have on a consolidated basis for each fiscal period set forth below, EBITDA for such fiscal period of at least the following:

Fiscal Period	Amount
April 1, 2016 through May 31, 2016	$5,750,000”

ARTICLE 2
WAIVER; RIGHTS RESERVED

2.1Waiver. The Agent and the undersigned Lenders, constituting not less than the Requisite Lenders, hereby waive the Events of Default (the “Specified Defaults”) arising under (a) Section 8.l(b) of the Credit Agreement from a breach of (i) the Minimum Fixed Charge Coverage Ratio covenant set forth in clause (a) of Annex G to the Credit Agreement for the Fiscal Quarter ending December 31, 2015 and (ii) the Maximum Senior Funded Debt to EBITDA Ratio covenant set forth in clause (b) of Annex G to the Credit Agreement for the Fiscal Quarter ending December 31, 2015, and (b) Section 8.1(f) of the Credit Agreement from a breach of (i) the Minimum Fixed Charge Coverage Ratio set forth in clause (a) of Annex G to the Second Lien Credit Agreement for the Fiscal Quarter ending December 31, 2015, (ii) the Maximum Senior Funded Debt to EBITDA Ratio covenant set forth in clause (b) of Annex G to the Second Lien Credit Agreement for the Fiscal Quarter ending December 31, 2015 and (iii) the Maximum Total Funded Debt to EBITDA Ratio covenant set forth in clause (c) of Annex G to the Second Lien Credit Agreement for the Fiscal Quarter ending December 31, 2015.

2.2Rights Reserved. Except as set forth in Section 2.1, the Agent and Lenders hereby reserve all rights and remedies granted to the Agent and Lenders under the Credit Agreement or applicable law or otherwise and nothing contained herein shall be construed to limit, impair or otherwise affect the right of the Agent and the Lenders to declare an Event of Default with respect to any non-compliance with any covenant, term or provision of the Credit Agreement or any other document now or hereafter executed and delivered in connection therewith.

ARTICLE 3
CONSENT

Agent and the Lenders hereby consent to the execution and delivery of the Second Lien Amendment and Waiver (as defined below).
ARTICLE 4
REPRESENTATIONS

The Credit Parties hereby represent and warrant to the Agent and each Lender that the following are true and correct as of the effective date of this Agreement:

4.1Continuation of Representations and Warranties. The representations and warranties made by the Credit Parties and contained in Section 3 of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.2No Existing Default. After giving effect to this Agreement, no Default or Event of Default exists on the date hereof.

4.3Corporate Authority. Each Credit Party has all requisite power and authority to execute, deliver and perform this Agreement.

4.4No Conflict. The execution, delivery and performance of this Agreement (a) have been duly authorized by all requisite action of the Credit Parties and (b) will not (i) contravene the terms of any Credit Party’s charter, by-laws or other organizational documents, (ii) violate any provision of applicable federal, state, material provincial, material local or material foreign law or any order or decree of any court or Governmental Authority binding on any Credit Party, (iii) materially conflict with or result in the material breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, debenture, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound or (iv) result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of the Agent, on behalf of itself and the Secured Parties or for Permitted Encumbrances, pursuant to the Loan Documents.

4.5Binding Effect. This Agreement constitutes the legal, valid and binding obligation of each Credit Party enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

ARTICLE 5
EFFECTIVENESS

The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions precedent:
5.1Agreement. The Agent’s receipt of this Agreement duly executed by the Credit Parties and Requisite Lenders.

5.2Second Lien Agreement. The Agent’s receipt of an amendment and waiver agreement, in form and content reasonably satisfactory to the Agent (the “Second Lien Amendment and Waiver”), among the Credit Parties, the Second Lien Lenders and the Second Lien Agent with respect to (a) the Specified Defaults and any other events of default existing as of the date hereof under the Second Lien Credit Agreement and (b) such other matters reasonably satisfactory to the Agent.

5.3Waiver Fee. The Agent’s receipt, for the account of each Lender (including Bank of America, N.A.) party hereto, of a waiver fee in an amount equal to 0.05% of the Commitment of each Lender (including Bank of America, N.A.) party hereto, which fee (a) shall be earned in full as of the date hereof, (b) shall be charged to the Revolving Loans in accordance with Section 1.10(b) of the Credit Agreement and (c) shall not be subject to refund, rebate or proration for any reason whatsoever.

5.4Representations and Warranties. The representations and warranties set forth in Article 2 hereof are true and correct.

ARTICLE 6
MISCELLANEOUS

6.1Affirmations. Each Credit Party hereby: (a) affirms all of the provisions of the Credit Agreement, as modified by this Agreement, and (b) agrees that the terms and conditions of the Credit Agreement, as modified by this Agreement, shall continue in full force and effect.

6.2Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles thereof.

6.3Costs and Expenses. The Credit Parties agree to reimburse the Lenders and Agent for all reasonable out-of-pocket fees and expenses incurred in the preparation, negotiation and execution of this Agreement, including without limitation, the reasonable fees and expenses of all of its legal counsel, all as provided in and in accordance with Section 11.3 of the Credit Agreement.

6.4Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

6.5Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

6.6Headings. Article, section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

6.7Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an electronic copy of executed counterpart of a signature page to this Agreement by email or telecopier shall be as effective as delivery of an original executed counterpart of this Agreement.

6.8No Third Party Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

LOWER LAKES TOWING LTD., as a Borrower

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

LOWER LAKES TRANSPORTATION COMPANY, as a Borrower

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

GRAND RIVER NAVIGATION
COMPANY, INC., as a Borrower

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

BLACK CREEK SHIPPING COMPANY, INC., as a Borrower

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

BANK OF AMERICA, N.A., as Agent, an L/C Issuer, Documentation Agent and a Lender

By: ________/s/ Adam Seiden_________________
Name: _________Adam Seiden--________________
Title: _____________SVP____________________

BANK OF AMERICA, N.A. (acting through its Canada Branch), as Agent, an L/C Issuer and a Cdn. Lender

By: ________/s/ Sylwia Durkiewicz____________
Name: ______Sylwia Durkiewicz______________
Title: ______Vice President ___________________

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS ASSET FINANCE, INC., as a Lender

By: _______/s/ James H. Herzog Jr.____________
Name: _____James H. Herzog Jr.______________
Title: _____Senior Vice President______________

PEOPLES UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By: _____/s/ Justin T. Mills___________________
Name: _____Justin T. Mills___________________
Title: ____Vice President_____________________

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By: ______/s/ Eric Serenkin__________________
Name: _______Eric Serenkin_________________
Title: _____Senior Vice President______________

By: ____/s/ Barry Solomon___________________
Name: ___Barry Solomon____________________
Title: ____First Vice President_________________

FIRSTMERIT BANK, N.A., as a Lender

By: ____/s/ Tomas Couture___________________
Name: ____Thomas Couture__________________
Title: _____Vice President____________________

Each of the following Persons is signatory to this Agreement in its capacity as a Credit Party and not as a Borrower.
RAND LOGISTICS, INC.

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

RAND LL HOLDINGS CORP.

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

RAND FINANCE CORP.

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

LOWER LAKES SHIP REPAIR
COMPANY LTD.

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

LOWER LAKES TOWING (17) LTD.

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________

BLACK CREEK SHIPPING HOLDING COMPANY, INC.

By: ____/s/ Mark S. Hiltwein__________________
Name: ___Mark S. Hiltwein___________________
Title: _________CFO________________________